UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

bioAffinity Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41463	46-5211056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Nacogdoches Road, Suite 216

San Antonio, Texas 78217

(Address of principal executive offices, including zip code)

(210) 698-5334

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.007 per share	BIAF	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Warrants to purchase Common Stock	BIAFW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Registered Direct Offering

On October 8, 2025, bioAffinity Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with institutional investors (the “Purchasers”), pursuant to which the Company agreed to issue to the Purchasers in a registered direct offering (the “Offering”), 720,000 shares (the “Shares”) of the Company’s common stock, par value $0.007 per share (the “Common Stock”).

The Offering closed on October 9, 2025 (the “Closing Date”), and the Company received aggregate gross proceeds of approximately $1.8 million before deducting placement agent fees and other offering expenses payable by the Company. The Shares are being offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-275608), which was declared effective by the Securities and Exchange Commission on November 27, 2023 (as amended from time to time, the “Registration Statement”).

Pursuant to the terms of the Purchase Agreement, until November 14, 2025, the Company has agreed not to issue (or enter into any agreement to issue) any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement), subject to certain exceptions. The Company has further agreed not to enter into an agreement involving any Variable Rate Transaction (as defined in the Purchase Agreement) until six (6) months following the Closing Date, provided however, that the prohibition on “at the market offerings” and equity lines of credit shall expire on November 14, 2025. In addition, each of the Company’s officers and directors have entered into lock-up agreements with the Company pursuant to which each of them has agreed not to, for a period of 60 days from the Closing Date, offer, sell, transfer or otherwise dispose of the Company’s securities, subject to certain exceptions.

WallachBeth Capital, LLC acted as the exclusive placement agent (the “Placement Agent”) on a “reasonable best efforts” basis, in connection with the Offering pursuant to that certain placement agency agreement, dated October 8, 2025 (the “Placement Agency Agreement”), by and between the Company and the Placement Agent. Pursuant to the Placement Agency Agreement, the Placement Agent will receive a cash fee of 8.0% of the aggregate gross proceeds paid to the Company for the securities sold in the Offering and reimbursement of certain out-of-pocket expenses up to a maximum of $75,000.

The foregoing summaries of the Offering, including the securities to be issued in connection therewith, the forms of Placement Agency Agreement and Purchase Agreement, do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached hereto as Exhibits 1.1 and 10.1, respectively, and are each incorporated herein by reference.

The Company notes that the representations, warranties and covenants made by the Company in any agreement that is incorporated by reference herein were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

An opinion of Sheppard, Mullin, Richter & Hampton LLP regarding the validity of the Shares being issued and sold in the registered direct offering is filed as Exhibit 5.1.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective Registration Statement.

Item 8.01. Other Events.

On October 8, 2025, the Company issued a press release announcing the pricing of the Offering described in Item 1.01 to this Current Report on Form 8-K, a copy of which is filed hereto as Exhibit 99.1 and is incorporated herein by reference. On October 9, 2025, the Company issued a press release announcing the pricing of the Offering described in Item 1.01 to this Current Report on Form 8-K, a copy of which is filed hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Placement Agency Agreement, dated October 8, 2025, by and between bioAffinity Technologies Inc. and WallachBeth Capital LLC
5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP
10.1	Form of Securities Purchase Agreement, dated as of October 8, 2025, by and between the Company and the purchasers listed on the signature pages thereto
23.1	Consent of Sheppard, Mullin, Richter & Hampton LLP (included in Exhibit 5.1)
99.1	Press release issued by bioAffinity Technologies Inc., dated October 8, 2025 (pricing of the offering)
99.2	Press release issued by bioAffinity Technologies Inc., dated October 9, 2025 (closing of the offering)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2025	BIOAFFINITY TECHNOLOGIES, INC.
(Registrant)

	By:	/s/ Maria Zannes
	Name:	Maria Zannes
	Title:	President and Chief Executive Officer

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